SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) February 2, 2007
E. I. du Pont de Nemours and Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction Of Incorporation)	1-815 (Commission File Number)	51-0014090 (I.R.S. Employer Identification No.)
1007 Market Street
Wilmington, Delaware 19898
(Address of principal executive offices)
Registrant’s telephone number, including area code: (302) 774-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On February 2, 2007, the Board of Directors approved a two percent increase in Mr. Holliday’s annual salary from $1.293 million to $1.320 million. The Board also approved a variable compensation payment for 2006 of $2.103 million under the Company’s Variable Compensation Plan, reflecting corporate results for 2006 and consistent with the variable compensation guidelines applicable to all employees eligible to receive awards under the Company’s Variable Compensation Plan. The Board approved a grant of 228,000 stock options, 42,500 performance-based restricted stock units and 42,500 time-vested restricted stock units effective February 7, 2007 under the Company’s Stock Performance Plan and subject to the terms and conditions previously filed with the Securities and Exchange Commission with the exception noted below with respect to the performance-based restricted stock units.
On February 6, 2007, the Compensation Committee of the Company’s Board of Directors approved a 2006 variable compensation award under the Company’s Variable Compensation Plan and, effective February 7, 2007, a grant of stock options, time-vested and performance-based restricted stock units (RSUs) under the Company’s Stock Performance Plan to the following named executive officers:

	Variable	Stock		Performance-
	Compensation	Options	Time-vested RSUs	based RSUs
T. M. Connelly, Jr. Executive Vice President & Chief Innovation Officer	$596,000	70,400	13,600	12,900
R. R. Goodmanson Executive Vice President & Chief Operating Officer	$850,000	94,300	18,100	19,000
J. L. Keefer Executive Vice President & Chief Financial Officer	$459,000	52,200	10,000	10,000
S. J. Mobley Senior Vice President, Chief Administrative Officer & General Counsel	$542,000	63,700	12,300	12,900
G. M. Pfeiffer Retired Senior Vice President & Chief Financial Officer (served as executive officer through 6/16/06)	$506,000	0	0	0
The Compensation Committee approved variable compensation payments to the named executive officers which reflect corporate results for 2006 consistent with the variable compensation guidelines applicable to all employees eligible to receive awards under the Company’s Variable Compensation Plan. The Variable Compensation Plan is on file with the Securities and Exchange Commission as Exhibit 10.9 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.
The Company’s Stock Performance Plan is on file with the Securities and Exchange Commission as Exhibit 10.5 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. The Performance Period for performance-based restricted stock units is 2007-2009. Otherwise, these grants are subject to the terms and conditions under the Company’s Stock Performance Plan on file with the Securities and Exchange Commission as Exhibits 10.6, 10.7 and 10.8 to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2006, except that for the performance-based restricted stock units subject to the 2007-2009 Performance Period, Return on Invested Capital will be measured on an absolute rather than on a relative basis.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E. I. DU PONT DE NEMOURS AND COMPANY (Registrant)
/s/ Barry J. Niziolek
Barry J. Niziolek
Vice President and Controller

February 8, 2007

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